UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 22, 1998
                                                --------------------------------


                            SWEETHEART HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     33-91600                06-1281287
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



10100 Reisterstown Road, Owings Mills, Maryland                  21117
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code              (410) 363-1111
                                                    ----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 8.   Change in Fiscal Year.

          On October 22, 1998, the Board of Directors of Sweetheart Holdings Inc. (the "Company") approved the change of the Company's fiscal year end from September 30 to a fifty-two or fifty-three week period which ends on the last Sunday in September of each year, which change is effective for fiscal year 1998. Pursuant to Rule 13a-10(d) under the Securities Exchange Act of 1934, as amended, the Company is not required to file a separate report covering the transition period.










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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SWEETHEART HOLDINGS INC.

                                    By: /s/ Hans H. Heinsen
                                        ----------------------------
                                        Name:  Hans H. Heinsen
                                        Title: Chief Financial Officer


Date:  October 30, 1998













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